Exhibit 99.1

Elanco Announces Changes to its Board of Directors

Scott Ferguson steps down from the Board

Sachem Head expresses confidence in Elanco’s leadership and strategy

GREENFIELD, Ind. – September 8, 2022 – Elanco Animal Health Incorporated (NYSE: ELAN) announced today that Scott Ferguson, founder and managing partner of Sachem Head Capital Management LP (“Sachem Head”), has stepped down from the Board of Directors in connection with Ferguson and Sachem Head refocusing his time across other Sachem Head Board commitments. As one of the Company’s largest shareholders, Sachem Head will continue to engage with and be a resource for the Board and management team.

Ferguson said, “I am resigning from the Board of Directors to spend additional time on other opportunities in Sachem Head’s portfolio and my service on two other public company boards. I have enjoyed working with my fellow directors since my appointment in December 2020, and I believe that the Company has established the right plan to create shareholder value through sustained cost discipline and developing its innovation pipeline. As the Company executes on its plan, I believe the market will come to appreciate the good work that is being done by management and the Board.”

“The Board and I appreciate Scott’s strong partnership and contributions during his tenure as we executed our plans for sustainable growth and enhanced profitability,” said R. David Hoover, chairman of Elanco’s Board of Directors. “We look forward to continuing our dialogue with Sachem Head and benefiting from Scott’s perspectives.”

Jeffrey N. Simmons, president and chief executive officer, said, “We continue to drive strong execution of our strategy across our global enterprise, including our relentless efforts to continue to expand margins while advancing our innovation pipeline. Looking ahead, we will continue to benefit from the expertise of our Board’s Finance and Oversight Committee, which was enhanced in December 2020 to oversee our productivity initiatives. Our submissions in the next few months for pet health blockbusters will open the door to our next era of innovation and growth, which we believe will deliver increased value to customers and shareholders.”

ABOUT ELANCO

Elanco Animal Health (NYSE: ELAN) is a global leader in animal health dedicated to innovating and delivering products and services to prevent and treat disease in farm animals and pets, creating value for farmers, pet owners, veterinarians, stakeholders, and society as a whole. With nearly 70 years of animal health heritage, we are committed to helping our customers improve the health of animals in their care, while also making a meaningful impact on our local and global communities. At Elanco, we’re driven by our vision of Food and Companionship Enriching Life and our approach to sustainability, Elanco Healthy Purpose™– all to advance the health of animals, people, the planet and our enterprise. Learn more at www.elanco.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements concerning product launches and expectations regarding our industry and our operations, performance and financial condition, and including, in particular, statements relating to our business, growth strategies, product development efforts and future expenses.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national, or global political, economic, business, competitive, market, and regulatory conditions, including but not limited to the following:

•	heightened competition, including from generics;

•	the impact of disruptive innovations and advances in veterinary medical practices, animal health technologies and alternatives to animal-derived protein;

•	changes in regulatory restrictions on the use of antibiotics in farm animals;

•	our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements;

•	consolidation of our customers and distributors;

•	an outbreak of infectious disease carried by farm animals;

•	the impact on our operations, the supply chain, customer demand, and our liquidity as a result of the COVID-19 global health pandemic;

•	the potential impact on our business and global economic conditions resulting from the conflict involving Russia and Ukraine;

•	the success of our R&D and licensing efforts;

•	misuse, off-label or counterfeiting use of our products;

•	unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products;

•	fluctuations in our business results due to seasonality and other factors;

•	the impact of weather conditions and the availability of natural resources;

•	risks related to the modification of foreign trade policy;

•	risks related to currency rate fluctuations;

•	our dependence on the success of our top products;

•	the impact of customer exposure to rising costs and reduced customer income;

•	the lack of availability or significant increases in the cost of raw materials;

•	use of alternative distribution channels and the impact of increased or decreased sales to our channel distributors resulting in fluctuation in our revenues;

•	risks related to the write down of goodwill or identifiable intangible assets;

•	risks related to the evaluation of animals;

•	manufacturing problems and capacity imbalances;

•	the impact of litigation, regulatory investigations, and other legal matters and the risk that our insurance policies may be insufficient to protect us from the impact of such matters;

•	actions by regulatory bodies, including as a result of their interpretation of studies on product safety;

•	risks related to tax expense or exposure;

•	risks related to environmental, health and safety laws and regulations;

•	risks related to our presence in foreign markets;

•	challenges to our intellectual property rights or our alleged violation of rights of others;

•	our dependence on sophisticated information technology and infrastructure and impact of breaches of our information technology systems;

•	the impact of increased regulation or decreased financial support related to farm animals;

•	adverse effects of labor disputes, strikes, work stoppages, and the loss of key personnel or highly skilled employees;

•	risks related to underfunded pension plan liabilities;

•	our ability to complete acquisitions and successfully integrate the businesses we acquire, including KindredBio and the animal health business of Bayer (Bayer Animal Health);

•	the effect of our substantial indebtedness on our business, including restrictions in our debt agreements that will limit our operating flexibility; and

•	risks related to certain governance provisions in our constituent documents.

For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see the company’s latest Form 10-K and Form 10-Q filed with the Securities and Exchange Commission. Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this press release. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this press release. We caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Any forward-looking statement made by us in this press release speaks only as of the date thereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should be viewed as historical data.

CONTACTS

Investor Contact: Katy Grissom (317) 273-9284 kathryn.grissom@elancoah.com

Media Contact: Colleen Parr Dekker (317) 989-7011 colleen.dekker@elancoah.com